UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 10, 2014

PARTY CITY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-173690	20-1033029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Grasslands Road Elmsford, New York	10523
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (914) 345-2020

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 10, 2014, Party City Holdings Inc. (the “Company”) appointed James M. Harrison as its Chief Executive Officer, effective January 13, 2014. Mr. Harrison will continue to serve as President of the Company.

Mr. Harrison, 62, has served as the Company’s President since December 1997. From March 2002 to July 2012, Mr. Harrison also served as the Company’s Chief Operating Officer. From February 1997 to March 2002, Mr. Harrison served as the Company’s Chief Financial Officer and Treasurer. In addition, Mr. Harrison currently serves as a director of the Company.

In connection with Mr. Harrison’s appointment as Chief Executive Officer, the Company appointed Gerald C. Rittenberg, who previously served as the Company’s Chief Executive Officer, as its Executive Chairman, effective January 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTY CITY HOLDINGS INC.

Date: January 15, 2014	By:	/s/ Michael A. Correale
Michael A. Correale
Chief Financial Officer

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